UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2026

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Jackson Street, Suite 3300

Tampa, FL 33602

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares, each representing 80,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.000000005 per share*

* Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed on its Current Report on Form 8-K on May 22, 2026, Akari Therapeutics, Plc (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company agreed to sell and issue in a private placement (the “Offering”) an aggregate of 1,470,588 unregistered American Depository Shares (“ADSs”), or prefunded warrants to purchase ADSs, each representing 80,000 of the Company’s ordinary shares per ADS, together with Series H warrants, Series I warrants and Series J warrants to purchase an equivalent number of ADSs (the Series H, Series I, and Series J warrants collectively referred to as the “Series Warrants”).

Under the Purchase Agreement, the gross proceeds of the Offering were to be funded in three separate tranches pursuant to three separate closings, the first of which occurred on May 27, 2026 (the “First Closing Date”), and the second and third closings were expected to occur on or about June 15, 2026 (the “Second Closing Date”) and July 15, 2026 (the “Third Closing Date”), respectively.

Subsequent to the First Closing Date, on June 23, 2026, the Company and the Investors entered into an amendment to the Purchase Agreement (the “Amendment”), pursuant to which the parties agreed to combine the Second Closing Date and the Third Closing Date into one consolidated closing, which occurred on June 26, 2026 (the “Combined Closing Date”). Other than establishing the Combined Closing Date, no changes to the Purchase Agreement were made by the Amendment. On the Combined Closing Date, the Company issued and sold to the Investors the remaining 980,395 ADSs, or prefunded warrants in lieu thereof, due under the Purchase Agreement. Delivery of the Series Warrants is contingent upon receipt of shareholder approval at the Company’s annual general meeting of shareholders to be held on June 30, 2026.

The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by, the full text of such agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amendment to Securities Purchase Agreement, dated June 23, 2026, by and among Akari Therapeutics, Plc and the purchasers party thereto

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: June 26, 2026	By:	/s/ Kameel Farag
Kameel Farag
Interim Chief Financial Officer